UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020 (December 16, 2020)

CoreCivic, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5501 Virginia Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CXW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

On December 16, 2020, the Board of Directors of CoreCivic, Inc., a Maryland corporation (the “Company”), appointed Mr. Patrick Swindle, who currently serves as the Company’s Executive Vice President and Chief Corrections Officer, to serve as the Company’s Executive Vice President and Chief Operating Officer, effective January 1, 2021.

Mr. Swindle, age 45, has served as the Company’s Executive Vice President and Chief Corrections Officer since January 2018. From October 2016 to January 2018, Mr. Swindle served as the Company’s Senior Vice President, Operations. From April 2014 to October 2016, Mr. Swindle served as the Company’s Vice President, Treasury and Strategic Development. From August 2013 to April 2014, Mr. Swindle served as the Company’s Vice President, Strategic Development. From July 2009 to August 2013, Mr. Swindle served as the Company’s Vice President and Treasurer. Mr. Swindle joined the Company in 2007 as Managing Director, Treasury. Prior to joining the Company, Mr. Swindle spent 10 years in equity research in the equity capital markets divisions of SunTrust Equitable Securities, Raymond James Financial Services, Inc. and Avondale Partners, LLC. During his time as an equity analyst, Mr. Swindle focused his research on outsourced business services, government and healthcare industries, including partnership corrections. Mr. Swindle holds a bachelor’s degree in finance from Western Kentucky University.

There is no family relationship between Mr. Swindle and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company has not entered into any transactions with Mr. Swindle that would require disclosure pursuant to Item 404(a) of Regulations S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 16, 2020	CORECIVIC, INC.

	By:	/s/ David Garfinkle
	Name:	David Garfinkle
	Title:	Executive Vice President and Chief Financial Officer